SPAR

Expanding Our Services to

Capture Market Share and Drive Profitable Growth

UNLOCKING OUR POTENTIAL

Mike Matacunas
Chief Executive Officer

June 2022

SPAR Disclaimer

This Presentation contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc., and its subsidiaries (the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Presentation may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance, including, in particular, the company's priorities and goals, or other information respecting the potential negative effects of the Coronavirus and COVID-19 pandemic on Company's business, cash flow or financial condition. The Company's forward-looking statements also include (without limitation) those made in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the "SEC") on April 15, 2022, and the First Amendment to the Company's Annual Report on Form 10-K/A for the year ended December 31, 2021, as filed with the SEC on May 2, 2022, in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence". The Company's forward-looking statements also may include (without limitation) updates and other disclosures made in the Company's Quarterly Reports, Current Reports and other SEC filings since that Annual Report was filed.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Presentation, but you should not place undue reliance on any of them, including, in particular, the company's priorities and goals. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company, the Company's ability to achieve its Priorities and Goals (including those listed on page 14 hereof), and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Presentation, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SPAR

Mike Matacunas
President & CEO
Joined February 22, 2021

- Prior Fortune 150 c-suite executive with 30+ years in retail, consumer goods, technology and services
- Proven, successful track record turning around companies, growing businesses and driving shareholder value
- Rebuilt SPAR executive leadership team and reorganized the business in 2021
- Resolved all shareholder claims and disputes that had been outstanding for more than 4 years
- Developed new, global vision to differentiate SPAR to capture share and improve profitability
- Launched a series of initiatives in first 15 months to create shareholder value
- Delivered $255M of TTM revenue in first 12 months – highest in company's history



Investment Thesis

SPAR

1. Resilient financial results, global reach, international "blue chip" client base
2. Expanding services and innovating to gain market share, capture spend and increase profitability
3. Stepping up investments in technology and cloud data capture to differentiate the business
4. Established $500m+ medium-term goal with 250bps+ improvement in gross profit
5. A proven executive leadership team with a history of growth and transformation success

Transforming from a resource execution company (in store only) to a software-enabled omni-channel services business.

Our Business is Global, Diversified and Growing

F21 Net Revenues $255.7m

Where We Sell


Americas
70%
EMEA
15%
APAC
15%

Resources

Number of Associates	Offices Around the World	Clients
25,000+	28	300+

NASDAQ: **SGRP**

FY21 Net Revenues $255.7m

Cash $13.5m
Accounts Receivable $54.2m
Debt – short & long term $11.7m
As of December 31, 2021
Balance Sheet is Consolidated

Founded: 1967
Publicly traded company: 1999
Headquarters: Michigan, US

Operating in 9 countries:

- *United States*
- *Canada*
- *Japan*
- *Brazil*
- *South Africa*
- *Mexico*
- *China*
- *India*
- *Australia*

Mix of wholly owned and JV businesses

Resilient Financial Results

Global Revenue
($ M)


119.3
229.2
255.7
2015
2018
2021

US Revenue
($ M)


43.6
80.0
100.3
2015
2018
2021

Gross Profit
($ M)


29.3
44.3
47.5
2015
2018
2021

Consolidated Adjusted* EBITDA
($ M)


5.2
9.9
11.9
2015
2018
2021

Attributable Adjusted* Net Income
($ M)


0.9
1.6
2.6
2015
2018
2021

Net Cash and Accounts Receivable
($ M)


22.7
41.0
55.9
2015
2018
2021

* *Adjusted EBITDA and Attributable Net Income reconciled in the Appendix to this deck for 2018 and 2021. 2015 reported per 10K – unadjusted.*

Long-Standing Relationships With The World's Best Companies

SPAR

Revenue from Fortune 500
(sample)

93% of U.S. Revenue

88% of Brazil Revenue

67% of Mexico Revenue

73% of Japan Revenue

Walmart – Save money. Live better.
CVS
Dollar Tree
Dollar General
Bed Bath & Beyond
Target
McKesson
MJHolding
Staples
Advance Auto Parts
RaceTrac
Family Dollar
Samsung
O'Reilly Auto Parts
PetSmart
Foster Grant
P&G
Clorox
Telus
KraftHeinz
Red Bull
JDE
Woolworths
Coca-Cola
Heineken
Google Play
Fossil Group
Kimberly-Clark
Motorola
Cadbury
Nivea
Mars
Brita
Cargill
Bose
Nestlé
incomm

Expanding Services to Gain Market Share

Resets and Remodels



- Omni-Channel store conversions
- New store openings
- Banner conversions
- Category Resets
- Merchandising

More Countries

Marketing & Creative Services



- Fixture and display designs and procurement
- Experience Design
- Brand activation and awareness
- On-shelf image and signage design

Launched in 2021

Micro-Fulfillment Services



- Point of purchase (POP) inventory management and flow
- Kiosk and temporary store services
- Fixture and merchandise staging

Launched in 2021

Digital Shelf Management



- Registering and managing product online
- Auditing price, text and placement
- Ensuring brand and market consistency

Launched in 2022

Innovating to Capture Spend and Drive Efficiencies

SPAR

- **Image recognition and artificial intelligence**; capture 14M+ images per year (2021)
- **Daily pay for U.S. associates**; improving retention and lowering expenses (2021)
- **Bot technology**; recruiting efficiency and productivity (2021)
- **Crowd-sourcing image and inventory audit pilots**; virtual merchandising services (2022)
- **Associate project routing** with integration to Google maps and transportation (2022)



Stepping Up Investment and Partnerships in Technology

SPAR



Promo execution tracking
Share of shelf grading
Out of Stock Analysis
SPARview INSIGHTS
NEW!
ONLINE DATA CAPTURE
Demand and resource planning
Google and transportation integrated
Dynamic route management
SPARview ROUTING
IN DEVELOPMENT!
CROWD-SOURCED INTELLIGENCE
SPARHub launch
"What If" modeling
Resource planning
Scheduling
SPARview PLAN
CLOUD-BASED DATA
CONSUMER GOODS. RETAIL. GLOBAL
Increased automation
Digitized tracking
Virtualized services
Geo-fencing
SPARview FIELD
CPG PRODUCT INFORMATION
SPARview ACADEMY
IN DEVELOPMENT!
Gamified learning
Quantified performance
Global platform
SPARview IMAGE
RETAILER TRANSACTION DATA
AI engine analysis
Photo geo-coding
Instant reports

Putting the Portfolio Together

SPAR

Merchandising

We provide in store merchandising services to ensure our client's product is compelling, exciting and perfectly displayed in front of each consumer.

- Display Setup and Shelf Services
- Category and Product Resets
- POP Install and Management
- Plan-o-gram Maintenance
- Stock Replenishment

Retail

We provide experienced resources to retailers to remodel, reset and repurpose the store footprint. We also provide services to enable kiosks, pop-up stores and merchandise assembly.

- Store Remodels
- Store Downsizings
- Pop-Up Store Services
- Fixture and Banner Installations
- Merchandise Assembly

Digital

We offer online digital merchandising and marketing services to drive consistent brand and price integrity.

- Digital Signage
- Digital Shelf Management
- Omni-Channel Audits
- Digital Merchandising

Marketing

We provide marketing services to generate excitement for products and ensure each product stands out on the shelf and online.

- Creative Services
- Brand Marketing
- Sales Assistance
- Product Activation
- Experience Design

Sales

We provide experienced resources as sales and field associates to expand brand and retailer sales capacity.

- Demand Generation
- Sales Assistance
- Experiential Marketing

Fulfillment

We provide experienced resources to staff manufacturer and retailer distribution centers. We enable flexible supply chain operations.

- Distribution Center Staffing
- Pop-Up Fulfillment Services
- Special Projects

Our Medium-Term Priorities and Goals

SPAR

Operational Priorities

- **Drive Revenue Growth** – 8-15% annual revenue growth on a path to $500m+
- **Expand Services** – add $150m+ of new revenue from new businesses and markets
- **Increase Profitability** – 250+ bps improvement in gross profit to drive profit and provide capital for accelerated growth
- **Leverage Technology** – build, partner, buy solutions that drive client sales, profits and operating efficiencies

Goals

- **Revenue $500m+**
- **Consolidated Adj. EBITDA $32-$36m**
- **Consolidated Adj. EBITDA margin improvement from historic 4-6% to 6-9%**

GAAP to Non-GAAP Consolidated Adjusted EBITDA reconciliation in the appendix to this deck.


Revenues (in millions)
$600
$500
$400
$300
$200
$100
$0
$181.4
$229.2
$252.9
$230.5
$255.7
$500.0
2017
2018
2019
2020
2021
2027+ Goal


Consolidated Adj. EBITDA (in millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$7.3
$9.9
$13.4
$13.6
$11.9
$32.0
2017
2018
2019
2020
2021
Goal

The company is trading at enterprise value less than 3x EV / Trailing 12-month Consolidated Adjusted EBITDA

SPAR

INVESTOR
QUESTIONS

Investor Contact:

Three Part Advisors, LLC
Sandy Martin or Phillip Kupper
214-616-2207 or 817-778-8339


UNLOCKING OUR POTENTIAL

Financial Information

Historical Revenue and Consolidated Adjusted EBITDA

SPAR

SPAR Group, Inc. (SGRP): Reconciliation from GAAP to Non-GAAP Measures

(in thousands)	Twelve Months Ended December 31, 2021	2020	2019	2018	2017
Consolidated Revenue	255,698	230,517	252,876	229,191	181,381
Net Income	$2,000	$8,962	$5,833	$1,638	$1,177
Depreciation and amortization	2,083	2,130	2,190	2,109	2,126
Interest expense	585	690	1,046	1,095	337
Income Tax expense	2,108	312	3,578	1,402	2,977
Other income	(509)	(242)	(266)	(406)	(401)
Consolidated EBITDA	6,268	11,852	12,381	5,838	6,216
Share based compensation	711	136	235	186	225
Legal costs / Settlements - non-recurring (1)	4,814	898	761	3,850	833
Board-related one off costs, e.g. retirement costs	0	700	0	0	0
Acquisition-related expenses	72	0	0	0	0
Consolidated Adjusted EBITDA	$11,864	$13,586	$13,377	$9,873	$7,274
Adjusted EBITDA attributable to non controlling interest	(4,908)	(5,614)	(4,894)	(4,407)	(2,567)
Adjusted EBITDA attributable to SPAR Group, Inc.	$6,957	$7,972	$8,483	$5,467	$4,707
Ratios:					
Net Income % of Consolidated Revenues	*0.8%*	*3.9%*	*2.3%*	*0.7%*	*0.6%*
Consolidated Adjusted EBITDA % of Consolidated Revenues	*4.6%*	*5.9%*	*5.3%*	*4.3%*	*4.0%*
Adjusted EBITDA attributable to SPAR % of Consolidated Revenues	*2.7%*	*3.5%*	*3.4%*	*2.4%*	*2.6%*

(1) 2021 charges primarily related to the majority stockholders change of control agreement.

Historical Revenue & Consolidated Adjusted Net Income

SPAR Group, Inc. (SGRP): Reconciliation from GAAP to Non-GAAP Measures

	Twelve Months Ended December 31,				
(in thousands)	2021	2020	2019	2018	2017
Net Income (Loss) attributable to SPAR Group Inc.	(1,779)	3,367	2,419	(1,551)	(923)
Add-back one-time impact (net of taxes) (1)	4,421	1,370	786	3,188	836
One-time deferred tax adjustments	-	(3,013)	-	-	-
Adjusted Net Income (Loss) attributable to SPAR Group, Inc.	2,642	1,724	3,205	1,637	(87)
Diluted earnings per share attributable to SPAR Group, Inc.	$ (0.08)	$ 0.16	$ 0.11	$ (0.07)	$ (0.04)
Add-back one-time impact (net of taxes) (1)	$ 0.21	$ 0.06	$ 0.04	$ 0.15	$ 0.04
One-time deferred tax adjustments		$ (0.14)	$ -	$ -	$ -
Adjusted Diluted earnings per share attributable to SPAR Group, Inc.	$ 0.12	$ 0.08	$ 0.15	$ 0.08	$ (0.00)

(1) 2021 after-tax, charges, and per share amounts, primarily related to the majority stockholders change of control agreement.

SPAR

SPAR Group, Inc. (SGRP) and Subsidiaries: Consolidated Balance Sheet

(in $ thousands) at December 31st	2021	2020	2019	2018	2017
Cash and cash equilavents	13,473	15,972	10,458	7,111	8,827
Accounts receiveable, net	54,171	46,914	49,299	46,142	35,964
Other current assets	4,382	3,631	2,404	1,879	2,031
Total Current Assets	**72,026**	**66,517**	**62,161**	**55,132**	**46,822**
Other assets	16,990	17,512	17,374	13,963	11,166
Total Assets	**89,016**	**84,029**	**79,535**	**69,095**	**57,988**
Accounts payable	8,943	7,859	9,186	8,668	7,341
Accrued expenses and other current liabilities	22,031	18,745	18,548	18,168	13,581
Due afflicates, customer incentives/deposits, current operating lease	8,190	6,972	8,088	5,265	4,465
Lines of credit and short term loans	11,042	9,329	8,932	10,414	6,939
Total Current Liabilities	**50,206**	**42,905**	**44,754**	**42,515**	**32,326**
Operating Leases, non current	762	1,502	2,120	0	0
Long-Term debt	700	1,000	1,300	1,806	107
Total Liabilities	**51,668**	**45,407**	**48,174**	**44,321**	**32,433**
Total SPAR Group, Inc. equity	19,751	22,159	18,955	16,298	19,650
Non-controlling interest	17,597	16,463	12,406	8,476	5,905
Total Equity	**37,348**	**38,622**	**31,361**	**24,774**	**25,555**
Total Liability and Equity	**89,016**	**84,029**	**79,535**	**69,095**	**57,988**

Executive Leadership Team

SPAR

Proven management team has deep retail, services, international, transformation and M&A experience.



2021

Global Chief Executive Officer
Mike Matacunas

30+ Years of relevant experience
Services | Retail | International | Fortune 150

2020



Global Chief Financial Officer
Fay DeVriese

30+ Years of relevant experience
Services | International | CPA



Global Chief Operating Officer
Kori Belzer

30+ Years of SPAR experience
Services | International | M&A

2021



Global Chief Commercial Officer
Ron Lutz

35+ Years of relevant experience
Services | Retail | International | Business Dev.

2021



Global Chief Strategy & Growth Officer
William Linnane

25+ Years of relevant experience
Services | Retail | International | M&A

Investment Thesis

SPAR

1. Resilient financial results, global reach, international "blue chip" client base
2. Expanding services and innovating to gain market share, capture spend and increase profitability
3. Stepping up investments in technology and cloud data capture to differentiate the business
4. Established $500m+ medium-term goal with 250bps+ improvement in gross profit
5. A proven executive leadership team with a history of growth and transformation success

Transforming from a resource execution company (in store only) to a software-enabled omni-channel services business.